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                                                                      EXHIBIT 24


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-46981, 33-34045, 33-26681 and 2-80908) of
Survival Technology,Inc. of our report dated October 3, 1996 appearing on page 43 of this Form 10-K.





     PRICE WATERHOUSE LLP

     Washington, DC
     October 22, 1996